UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2024
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The RealReal, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38953	45-1234222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Francisco Street Suite 150 San Francisco, CA 94133
(Address of Principal Executive Offices, including Zip Code)
(855) 435-5893
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	REAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On June 12, 2024, The RealReal, Inc. (the “Company”) held its 2024 annual meeting of stockholders to consider and vote on the five proposals set forth below, each of which is described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 26, 2024. The final voting results are set forth below.

Proposal 1 - Election of Class II Directors

The Company’s stockholders elected each of the nominees named below as Class II directors to serve a three-year term ending at the Company’s 2027 annual meeting of stockholders or until his or her successor is elected and qualified. The results of such vote were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Rob Krolik	42,876,734	2,360,777	34,242,447
Niki Leondakis	41,969,707	3,267,804	34,242,447

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of such vote were as follows:

For	Against	Abstain
78,883,166	114,366	482,426

Proposal 3 - Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Votes
39,886,258	4,946,439	404,814	34,242,447

Proposal 4 - Approval of a Management Proposal to Amend the Company’s Amended and Restated Certificate of Incorporation to Phase in the Declassification of our Board of Directors

The Company’s did not approve by a supermajority of the Company’s outstanding shares a management proposal to amend the Company’s Amended and Restated Certificate of Incorporation to phase in the declassification of the Company’s Board of Directors. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Votes
43,251,323	1,551,555	434,633	34,242,447

Proposal 5 - Approval of a Management Proposal to Amend the Company’s Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers of the Company as Permitted Pursuant to the Delaware General Corporation Law

The Company’s stockholders did not approve by a supermajority of the Company’s outstanding shares a management proposal to amend the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to the Delaware General Corporation Law. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Votes
40,243,403	4,556,261	437,847	34,242,447

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The RealReal, Inc.

Date: June 14, 2024	By:	/s/ Todd Suko
Todd Suko
Chief Legal Officer and Secretary